STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
STOCKHOLDERS' EQUITY
STOCKHOLDERS’ EQUITY
Dividends
The following table provides details of dividend payments, excluding dividend equivalent rights, in 2012, 2013, and 2014 under our Board approved quarterly cash dividend policy:

Payment Date	Amount per Share	Total Amount
		(in millions)
2012	$1.02	$165
2013	$1.06	$167
2014	$1.10	$170

In October 2014, the Board declared a cash dividend of $0.28 per share that was paid on January 30, 2015 to stockholders of record on December 31, 2014, for an aggregate amount of $42 million. Declaration and payment of future quarterly dividends is at the discretion of the Board and may be adjusted as business needs or market conditions change.
Stock Repurchases
In September 2014, the Board of Directors replaced a previous share repurchase authorization of up to $1 billion (of which $816 million remained unused) with the current authorization for repurchases of up to $2 billion of our common shares exclusive of shares repurchased in connection with employee stock plans, expiring on December 31, 2016. Under the new share repurchase authorization, shares may be purchased from time to time at prevailing prices in the open market, by block purchases, or in privately-negotiated transactions (including pursuant to accelerated share repurchase agreements with investment banks), subject to certain regulatory restrictions on volume, pricing, and timing. During 2014, we repurchased 1.60 million shares in open market transactions for $195 million at an average price of $121.68 under previous share repurchase authorizations and we repurchased 4.10 million shares in open market transactions for $535 million at an average price of $130.42 under the current authorization, including $400 million of shares repurchased under an accelerated stock repurchase, or ASR, agreement described further below. During 2013, we repurchased 5.77 million shares in open market transactions for $502 million at an average price of $86.97 under previous share repurchase authorizations. During 2012, we repurchased 6.25 million shares in open market transactions for $460 million at an average price of $73.66 under previous share repurchase authorizations. As of February 18, 2015, the remaining authorized amount under the current authorization totaled $1.37 billion, which includes $100 million of stock held back as part of the accelerated share repurchase agreement as more fully described below.
On November 7, 2014, we announced that we had entered into an accelerated share repurchase agreement, or ASR Agreement, with Goldman, Sachs & Co., or Goldman Sachs, to repurchase $500 million of our common stock as part of the $2 billion share repurchase program authorized in September 2014. Under the ASR Agreement, on November 10, 2014, we made a payment of $500 million to Goldman Sachs from available cash on hand and received an initial delivery of 3.06 million shares of our common stock from Goldman Sachs based on the then current market price of Humana common stock.  The payment to Goldman Sachs was recorded as a reduction to stockholders’ equity, consisting of a $400 million increase in treasury stock, which reflects the value of the initial 3.06 million shares received upon initial settlement, and a $100 million decrease in capital in excess of par value, which reflects the value of stock held back by Goldman Sachs pending final settlement of the ASR Agreement. The final number of shares that we may receive, or be required to remit, under the ASR Agreement will be determined based on the daily volume-weighted average share price of our common stock over the term of the ASR Agreement, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. Final settlement under the ASR Agreement will occur by the end of the first quarter of 2015. The ASR agreement contains provisions customary for agreements of this type, including provisions for adjustments to the transaction terms upon certain specified events, the circumstances generally under which final settlement of the ASR Agreement may be accelerated or extended or the ASR agreement may be terminated early by Goldman Sachs or us, and various acknowledgments and representations made by the parties to each other. At final settlement, under certain circumstances, we may be entitled to receive additional shares of our common stock from Goldman Sachs or we may be required to make a payment. If we are obligated to make a payment, we may elect to satisfy such obligation in cash or shares of our common stock.  The obligations of Goldman Sachs under the ASR agreement are guaranteed by The Goldman Sachs Group, Inc.
In connection with employee stock plans, we acquired 0.4 million common shares for $42 million in 2014, 0.3 million common shares for $29 million in 2013, and 0.7 million common shares for $58 million in 2012.
Regulatory Requirements
Certain of our insurance subsidiaries operate in states that regulate the payment of dividends, loans, or other cash transfers to Humana Inc., our parent company, and require minimum levels of equity as well as limit investments to approved securities. The amount of dividends that may be paid to Humana Inc. by these insurance subsidiaries, without prior approval by state regulatory authorities, or ordinary dividends, is limited based on the entity’s level of statutory income and statutory capital and surplus. In most states, prior notification is provided before paying a dividend even if approval is not required. Actual dividends paid may vary due to consideration of excess statutory capital and surplus and expected future surplus requirements related to, for example, premium volume and product mix.
Although minimum required levels of equity are largely based on premium volume, product mix, and the quality of assets held, minimum requirements vary significantly at the state level. Our state regulated insurance subsidiaries had aggregate statutory capital and surplus of approximately $6.0 billion and $5.5 billion as of December 31, 2014 and 2013, respectively, which exceeded aggregate minimum regulatory requirements of $4.1 billion and $3.5 billion, respectively. Excluding Puerto Rico subsidiaries, the amount of ordinary dividends that may be paid to our parent company in 2015 is approximately $800 million in the aggregate. This compares to dividends that were paid to our parent company in 2014 of approximately $927 million.